UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) June 6, 2005
            ---------------------------------------------------------


                           MANHATTAN SCIENTIFICS, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                      0-28411                   85-0460639
------------------------------- --------------------------- --------------------
 (State or other jurisdiction     (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

           405 Lexington Avenue, 32nd Floor, New York, New York       10174
------------------------------------------------------------------- ---------
                 (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:     (212) 551-0577
                                                        ---------------




--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.


Item 8.01 Other Events.

         On June 6, 2005, Manhattan Scientifics, Inc., issued a letter to stockholders to update the stockholders on the registration of certain common stock and stock options. The full text of the press release is set forth in
Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.


Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

         Ex. 99.1 - Letter to Stockholders, dated as of June 6, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             MANHATTAN SCIENTIFICS, INC.
                                             ----------------------------
                                                   (Registrant)

Date       June 6, 2005
           ---------------------------
                                             By:  /s/ Marvin Maslow
                                                  ----------------------------
                                             Name  Marvin Maslow
                                             Title:  Chief Executive Officer